$/MW-day
2011 / 2012 2012 / 2013 2013 / 2014 2014 / 2015 2015 / 2016
Power’s
Average Prices
$110 $153 $244 $162
$167
Rest of  Pool Prices
$110 $16 $28 $126
$136
PSEG Power Cleared Approximately 9,000 MW
•
No New PSEG Power Generation Cleared the Auction
•
Preserving Optionality of HEDD Sites
2015/2016 RPM Auction Influenced By:
•
Updated Demand Curve •
Updated Transfer Capabilities •
Environmental Retirements
•
New Build •
Below MOPR Bids
The Reliability Pricing Model has recognized the
locational value of Power’s generating fleet with
sites in the eastern part of PJM
PJM Cleared Approximately 4,900 MW of New Generation
EXHIBIT 99